EXHIBIT 99.2

                    UNITED MUSICAL INSTRUMENTS HOLDINGS, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                 (In Thousands)
                                   (Unaudited)

                                              Six Months Ended June 30,
                                             ---------------------------
                                                 2000            1999
                                             -----------     -----------
Sales                                        $    33,930     $    30,208
Cost of sales                                     22,763          21,158
                                             -----------     -----------

Gross profit                                      11,167           9,050

Operating expenses                                 6,755           6,333
                                             -----------     -----------

Income from operations                             4,412           2,717

Other (income) expense, net                        1,511           1,072
                                             -----------     -----------

Income before income taxes                         2,901           1,645

Provision for income taxes                         1,377             874
                                             -----------     -----------

Net income                                   $     1,524     $       771
                                             ===========     ===========


See notes to condensed consolidated financial statements.

                    UNITED MUSICAL INSTRUMENTS HOLDINGS, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In Thousands)
                                   (Unaudited)

                                                              June 30, 2000
                                                              -------------
ASSETS
Current assets:
     Cash                                                        $   649
     Accounts and notes receivable, net of allowance
       for bad debts of $2,291                                    40,521
     Inventories                                                  29,520
     Prepaid expenses                                                119
                                                                 -------
Total current assets                                              70,809

Property, plant and equipment, net of accumulated
  depreciation of $14,007                                          9,828

Other assets                                                         727
                                                                 -------
TOTAL ASSETS                                                     $81,364
                                                                 =======


LIABILITIES AND SHAREHOLDER'S EQUITY
Current liabilities:
     Notes payable                                               $28,893
     Accounts payable                                              4,122
     Other current liabilities                                     4,986
                                                                 -------
Total current liabilities                                         38,001

Long-term debt                                                    26,127
Deferred tax liabilities                                           1,565
Other liabilities                                                    596
                                                                 -------
Total liabilities                                                 66,289
                                                                 -------

Shareholder's equity:
     Common stock                                                      1
     Retained earnings                                            14,740
     Accumulated other comprehensive income                          334
                                                                 -------
Total shareholder's equity                                        15,075
                                                                 -------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                       $81,364
                                                                 =======


See notes to condensed consolidated financial statements.

                    UNITED MUSICAL INSTRUMENTS HOLDINGS, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (In Thousands)
                                   (Unaudited)

                                                                    Six Months Ended June 30,
                                                                    -------------------------
                                                                        2000         1999
                                                                      -------      -------
Net income                                                            $ 1,524      $   771
Adjustments to reconcile net income
  to cash flows from operating activities
     Depreciation                                                         824          794
     Changes in operating assets and liabilities:
          Accounts receivable                                          (4,354)      (3,961)
          Inventories                                                  (1,791)      (1,084)
          Prepaid expenses                                                (20)        (218)
          Refundable income taxes                                          --        1,053
          Accounts payable                                              1,974        1,523
          Other current liabilities                                      (593)       1,985
                                                                      -------      -------
Cash flows from operating activities                                   (2,436)         863

Cash flows from investing activities:
     Capital expenditures                                                (348)        (862)
     Increase in other assets                                               4           35
     Decrease in other liabilities                                         (8)         (58)
                                                                      -------      -------
Cash flows from investing activities                                     (352)        (885)

Cash flows from financing activities:
     Net borrowings (repayments) under
       lines of credit                                                  2,469       (1,074)
     Proceeds from issuance of debt                                        --        1,296
     Repayments of long-term debt                                        (149)          --
                                                                      -------      -------
Cash flows from financing activities                                    2,320          222

Effect of foreign exchange rate changes on cash                           226           (9)

Increase (decrease) in cash                                              (242)         191
Cash, beginning of period                                                 891        1,350
                                                                      -------      -------

Cash, end of period                                                   $   649      $ 1,541
                                                                      =======      =======

Supplemental Cash Flow Information
     Interest paid                                                    $ 2,082      $   291
                                                                      =======      =======
     Taxes paid                                                       $ 1,959      $   209
                                                                      =======      =======


See notes to condensed consolidated financial statements.

                    UNITED MUSICAL INSTRUMENTS HOLDINGS, INC.
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  JUNE 30, 2000
                                 (In Thousands)
                                   (Unaudited)


     (1)  Basis of Presentation

     The accompanying condensed financial statements of United Musical Instruments Holdings, Inc. and subsidiaries as of June 30, 2000 and for the six month periods ended June 30, 2000 and 1999 are unaudited. In the opinion of management, these statements have been prepared on the same basis as the audited consolidated financial statements as of and for the year ended December 31, 1999, and include all adjustments which are of a normal and recurring nature, necessary for the fair presentation of financial position, results of operations and cash flows for the interim period. The results of operations for the six month period ended June 30, 2000 are not necessarily indicative of the results that may be expected for the entire year. The condensed consolidated financial statements should be read in conjunction with the consolidated financial statements and notes thereto for the year ended December 31, 1999.


     (2)  Significant Accounting Policies

     PRINCIPLES OF CONSOLIDATION - The consolidated financial statements include the accounts of United Musical Instruments Holdings, Inc. and its wholly-owned subsidiaries. All significant intercompany accounts and transactions have been eliminated.

     COMPREHENSIVE INCOME - Other comprehensive income is comprised of foreign currency translation adjustments. Total comprehensive income for the six month periods ended June 30 2000 and 1999 is as follows:

                                                   June 30,
                                             --------------------
                                               2000         1999
                                             -------      -------
Net income                                   $ 1,524      $   771
Other comprehensive loss                        (147)         (90)
                                             -------      -------
Total comprehensive income                   $ 1,377      $   681
                                             =======      =======


     (3)  Inventories

     Inventories consist of the following:


Raw materials                                $  4,390
Work in process                                11,449
Finished goods                                 16,854
                                             --------
Total inventories at FIFO                      32,693
LIFO reserve                                   (3,173)
                                             --------
                                             $ 29,520
                                             ========